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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 12, 2000




                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)


       Delaware                             1-8597                        94-2657368
(State or other jurisdiction         (Commission File Number)       (IRS Employer Identification No.)
     of incorporation)


       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (925) 460-3600
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

On December 12, 2000, The Cooper Companies, Inc. issued a press release announcing its fiscal fourth quarter and 2000 results.

Any Internet addresses provided in this release are for information purposes only and are not intended to be hyperlinks. Accordingly, no information in any of these Internet addresses is included herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) Exhibits.

Exhibit
  No.             Description
-------           -----------

99.1              Press Release dated December 12, 2000 of The Cooper Companies, Inc.












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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE COOPER COMPANIES, INC.



                                       By  /s/ Robert S. Weiss
                                           ----------------------------
                                           Robert S. Weiss
                                           Executive Vice President, Treasurer
                                           and Chief Financial Officer
                                           (Principal Accounting Officer)

Dated:  December 20, 2000







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                                  EXHIBIT INDEX



Exhibit                                                        Sequentially
  No.    Description                                           Numbered Page
-------  -----------                                           --------------
99.1     Press Release dated December 12, 2000 of The Cooper
                  Companies, Inc.


                            STATEMENT OF DIFFERENCES

The trademark symbol shall be expressed as..........................'TM'
The registered trademark symbol shall be expressed as...............'r'